Exhibit 99.1

Citizens Financial Services, Inc. Announces Preliminary Results of Merger Consideration Elections Regarding Pending HV Bancorp, Inc. Merger

Mansfield and Doylestown, Pa., June 13, 2023 (PRNewswire) — Citizens Financial Services, Inc. (NASDAQ: CZFS) (“CZFS”) announced today the preliminary results of the elections regarding the merger consideration to be received by stockholders of HV Bancorp, Inc. (NASDAQ: HVBC) (“HVBC”) in HVBC’s pending merger with CZFS. CZFS and HVBC anticipate closing the transaction on June 16, 2023, subject to the satisfaction of customary closing conditions.

HVBC stockholders were entitled to elect to receive either (x) $30.50 in cash or (y) 0.4040 shares of CZFS common stock for each share of HVBC common stock and will receive cash in lieu of fractional shares based on the average of the daily closing sales prices of one share of CZFS common stock as reported on Nasdaq for the five consecutive trading days ending on the third business day immediately prior to the closing date, rounded to the nearest whole cent.

Based on the preliminary election results and applying the provisions set forth in the merger agreement, whereby 20% of the outstanding shares of HVBC common stock will be exchanged for cash and 80% of the outstanding shares of HVBC common stock will be exchanged for CZFS common stock:

•	HVBC stockholders will receive 0.4040 shares of CZFS common stock for each share of HVBC common stock for which they made a valid stock election;

•	HVBC stockholders who expressed no preference or did not make a valid election will receive 0.4040 shares of CZFS common stock for each share of HVBC common stock held by them; and

•

For HVBC stockholders who made a valid cash election, approximately 45.49% of the shares of HVBC common stock held by such persons will be exchanged for cash at the rate of $30.50 for each HVBC share exchanged and the balance of the HVBC shares held by such persons will be exchanged for CZFS common stock at the rate of 0.4040 shares of CZFS common stock for each HVBC share exchanged.

Of the 2,242,421 shares of HVBC common stock outstanding as of the record date for the election process:

•	Holders of 888,303 shares, or 39.61%, elected to receive CZFS common stock;

•	Holders of 985,979 shares, or 43.97%, elected to receive cash; and

•	Holders of 368,139 shares, or 16.42%, did not make a valid election or did not express a preference.

About Citizens Financial Services, Inc.

Citizens Financial Services, Inc. (NASDAQ: CZFS) is a $2.3 billion bank holding company conducting business through First Citizens Community Bank. First Citizens Community Bank operates 33 offices in Pennsylvania, Delaware and New York. For more details on Citizens Financial Services, Inc. visit: www.firstcitizensbank.com.

About HV Bancorp, Inc.

HV Bancorp, Inc. (NASDAQ: HVBC) is a bank holding company headquartered in Doylestown, PA. Through its wholly owned subsidiary Huntingdon Valley Bank, HVBC primarily serves communities located in Montgomery, Bucks and Philadelphia Counties in Pennsylvania, New Castle County in Delaware, and Burlington County in New Jersey from our executive office, seven full service bank offices and one limited service bank office. HVBC also operates six loan production and sales offices in its geographical footprint. For more details on HV Bancorp, Inc., please visit: www.myhvb.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about CZFS and HVBC and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding CZFS’ or HVBC’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to CZFS or HVBC, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to, the following: (1) the businesses of CZFS and HVBC may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (5) diversion of management’s attention from ongoing business operations and opportunities; (6) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate HVBC’s operations and those of CZFS; (7) such integration may be more difficult, time consuming or costly than expected; (8) revenues following the proposed transaction may be lower than expected; (9) CZFS’s and HVBC’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (10) the dilution caused by CZFS’s issuance of additional shares of its capital stock in connection with the proposed transaction; (11) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; (12) legislative and regulatory changes; and (13) uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on CZFS, HVBC and the proposed transaction. Further information about these and other relevant risks and uncertainties may be found in CZFS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, HVBC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in subsequent filings with the Securities and Exchange Commission (“SEC”).

Forward-looking statements speak only as of the date they are made. CZFS and HVBC do not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction, CZFS filed with the SEC a registration statement on Form S-4 that includes a proxy statement of HVBC that also constitutes a prospectus of CZFS (the “proxy statement/prospectus”), which proxy statement/prospectus was mailed or otherwise disseminated to HVBC’s shareholders on or about January 5, 2023. CZFS and HVBC may also file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT CZFS, HVBC AND THE PROPOSED TRANSACTION. You may obtain a free copy of the registration statement, including the proxy statement/prospectus and other relevant documents filed by CZFS and HVBC with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed by CZFS with the SEC will be available free of charge on CZFS’ website at www.firstcitizensbank.com or by directing a request to Citizens Financial Services, Inc., 15 S. Main Street, Mansfield, PA 16933, attention: Corporate Secretary, (570) 622-2121. Copies of the documents filed by HVBC with the SEC will be available free of charge on HVBC’s website at www.myhvb.com or by directing a request to HV Bancorp, Inc., 2005 South Easton Road, Suite 304, Doylestown, PA 18901, attention: Corporate Secretary, (267) 280-4000.

No Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Citizens Financial Services, Inc.

Contact:

LeeAnn Gephart

SVP, Chief Consumer Banking Officer

(570) 546-6005

HV Bancorp, Inc.

Contact:

Joseph C. O’Neill, Jr.

EVP/Chief Financial Officer

(267) 280-4000